Exhibit 99.2
XM Satellite Radio to offer $350 Million of Senior Secured Notes due 2013
NEW YORK — June 22, 2009 — XM Satellite Radio Inc., a wholly owned indirect subsidiary of SIRIUS XM Radio (NASDAQ: SIRI), today announced the offering of $350 million in aggregate principal amount of Senior Secured Notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States in compliance with Regulation S under the Securities Act.
XM will use the net proceeds from the offering to repay all amounts outstanding under its amended and restated credit agreement. The balance of the net proceeds will be used for general corporate purposes.
The securities have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
This announcement is neither an offer to sell nor a solicitation to buy any of these securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.
###
About SIRIUS XM Radio
SIRIUS XM Radio is America’s satellite radio company delivering to subscribers commercial-free music channels, premier sports, news, talk, entertainment, and traffic and weather.
SIRIUS XM Radio has content relationships with an array of personalities and artists, including Howard Stern, Martha Stewart, Oprah Winfrey, Jimmy Buffett, Jamie Foxx, Barbara Walters, Opie & Anthony, Bubba the Love Sponge®, The Grateful Dead, Willie Nelson, Bob Dylan, Tom Petty, and Bob Edwards. SIRIUS XM Radio is the leader in sports programming as the Official Satellite Radio Partner of the NFL, Major League Baseball®, NASCAR®, NBA, NHL®, and PGA TOUR®, and broadcasts major college sports.
SIRIUS XM Radio has arrangements with every major automaker. SIRIUS XM Radio products are available at shop.sirius.com and shop.xmradio.com, and at retail locations nationwide, including Best Buy, RadioShack, Target, Sam’s Club, and Wal-Mart.
SIRIUS XM Radio also offers SIRIUS Backseat TV, the first ever live in-vehicle rear seat entertainment featuring Nickelodeon, Disney Channel and Cartoon Network; XM

NavTraffic® service for GPS navigation systems delivers real-time traffic information, including accidents and road construction, for more than 80 North American markets.
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving SIRIUS and XM, including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “ are expected to,” “anticipate,” “believe,” “plan,” “estimate,” “intend,” “will,” “should,” “may,” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of SIRIUS’ and XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of SIRIUS and XM. Actual results may differ materially from the results anticipated in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: our substantial indebtedness; the businesses of SIRIUS and XM may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the useful life of our satellites; our dependence upon automakers and other third parties; our competitive position versus other forms of audio and video entertainment; and general economic conditions. Additional factors that could cause SIRIUS’ and XM’s results to differ materially from those described in the forward-looking statements can be found in SIRIUS’ Annual Report on Form 10-K for the year ended December 31, 2008 and XM’s Annual Report on Form 10-K for the year ended December 31, 2008, which are filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and SIRIUS and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.
G-SIRI
SIRIUS XM Radio
Investor Relations
Paul Blalock
212-584-5174
paul.blalock@siriusxm.com
Hooper Stevens
212-901-6718
hooper.stevens@siriusxm.com
Media Relations
Patrick Reilly
212-901-6646
patrick.reilly@siriusxm.com
Kelly Sullivan
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
ksullivan@joelefrank.com